SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 5, 2005 (November 29, 2005)
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter) Commission file number: 001-13997

Delaware	36-3228107

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 380-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Form of Restricted Stock Award Agreement
Form of Restricted Stock Award Agreement

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report
Item 1.01 Entry into a Material Definitive Agreement
     On November 29, 2005, Bally Total Fitness Holding Corporation (the “Company”) issued restricted stock pursuant to Restricted Stock Award Agreements under the 1996 Long-Term Incentive Plan and the Company’s Employment Inducement Award Equity Incentive Plan, as applicable. The Forms of Restricted Stock Award Agreements are attached hereto as Exhibits 10.1 and 10.2.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

10.1	Form of Restricted Stock Award Agreement under the 1996 Long-Term Incentive Plan.

10.2	Form of Restricted Stock Award Agreement under the Company’s Employment Inducement Award Equity Incentive Plan.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: December 5, 2005	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General
Counsel